UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

|_|      Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|      Definitive Information Statement

                         UNIVERSAL DETECTION TECHNOLOGY
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         5)       Total fee paid:

                  --------------------------------------------------------------
|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         3)       Filing Party:

                  --------------------------------------------------------------
         4)       Date Filed:

                  --------------------------------------------------------------

                              INFORMATION STATEMENT
                                       OF
                         UNIVERSAL DETECTION TECHNOLOGY
                         9595 WILSHIRE BLVD., SUITE 700
                         BEVERLY HILLS, CALIFORNIA 90212

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being furnished on or about June 7, 2007 to the holders of record as of the close of business on May 11, 2007 of the common stock of Universal Detection Technology, a California Corporation (the "Company").

         The Board of Directors has approved and a total of seven stockholders owning the equivalent of 292,626,162 shares of the Company's common stock and one stockholder owning 100% of the outstanding shares of the Company's Series A-1 Preferred Stock ("Series A-1 Preferred") that are entitled to vote on these actions as of May 11, 2007, have consented in writing to the actions described below. The shares of the Company's capital stock entitled to vote on these actions are hereinafter referred to as the "Voting Shares". Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the California Corporations Code and the Company's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with Section 603(b) of the California Corporations Code and the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.


                        ACTION BY BOARD OF DIRECTORS AND
                             CONSENTING STOCKHOLDERS

GENERAL

         The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common and preferred stock.

         The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

         Universal Detection Technology
         c/o Mr. Jacques Tizabi
         9595 Wilshire Blvd., Suite 700
         Beverly Hills, California 90212
         Fax #:  (310) 273-2662

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company's Bylaws and the California Corporations Code, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the "Voting Shares") is required to effect the action described herein. The Company's Articles of Incorporation do not authorize cumulative voting for these matters. As of the record date, the Company had the equivalent of 422,564,849 shares of common stock ( "Common Stock") issued and outstanding and 150 shares of Series A-1 Preferred with voting rights equal to 150 million shares of Common Stock issued and outstanding. Pursuant to Section 603(a) of the California Corporations Code, eight consenting stockholders voted in favor of the actions described herein in a joint written consent, dated May 11, 2007, attached hereto as EXHIBIT 1. Seven of the consenting stockholders are the record and beneficial owners of 292,626,162 shares of the Company's Common Stock, which represents approximately 24.9% of the total number of Voting Shares. The other consenting stockholder is the record and beneficial owner of 150 shares of Series A-1 Preferred or 100% of the issued and outstanding class of Series A-1 Preferred. Per the Certificate of Determination of Series A-1 Preferred, each holder of Series A-1 Preferred has the same voting rights as holders of shares of Common Stock; provided, however that each share of Series A-1 Preferred shall have 1,000,000 votes per share. The Common Stock and the Series A-1 Preferred shall vote together as a single class except as otherwise required by law, the Company's Articles of Incorporation or its Bylaws. Accordingly, the Series A-1 Preferred stockholder owns the voting rights to 150,000,000 or 26.2% of the total issued and outstanding Voting Shares of the Company. Combined, the eight consenting stockholders constitute 51.1 % of the total issued and outstanding Voting Shares of the Company. No consideration was paid for the consents of the stockholders. The consenting stockholders' names, affiliation with the Company and beneficial holdings are as follows:

           NAME                    AFFILIATION          VOTING SHARES       PERCENTAGE
Jacques Tizabi                President, CEO, Acting     150,000,000          26.2%
                                  CFO, Director
Innovative Marketing, Inc.         Stockholder            60,000,000          10.5%
Silverline Partners Limited        Stockholder            14,000,000           2.4%
Stellar Ventures                   Stockholder            15,000,000           2.6%
Erick Richardson                   Stockholder            16,663,380           2.9%
Nimish Patel                       Stockholder            6,962,782            1.2%
Julius Investments                 Stockholder            30,150,500           5.3%

TOTAL                                                                         51.1%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     None.

PROPOSALS BY SECURITY HOLDERS

     None.

DISSENTERS' RIGHT OF APPRAISAL

     None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 11, 2007 with respect to the beneficial ownership of the outstanding shares of Company's capital stock by
(i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors of the Company; and (iii) all the aforementioned officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 11, 2007 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 422,564,849 shares of Common Stock issued and outstanding on a fully diluted basis, as of May 11, 2007.

----------------------------------------------------------------------------------------------------------------
                                    NUMBER OF SHARES                        NUMBER OF SHARES
                                    OF COMMON STOCK                       OF PREFERRED STOCK
NAME OF BENEFICIAL OWNER,             BENEFICIALLY       PERCENT OF          BENEFICIALLY        PERCENT OF
TITLE AND ADDRESS+                      OWNED (1)         CLASS (1)            OWNED (1)          CLASS (1)
----------------------------------------------------------------------------------------------------------------
Jacques Tizabi,                     107,979,700 (2)           25.6%                 150                100%
President, CEO, Acting CFO,
Director
----------------------------------------------------------------------------------------------------------------
Ali Moussavi,                                 0                   *                   0                  0
Vice President of Global
Strategy
----------------------------------------------------------------------------------------------------------------
Matin Emouna,                                 0                   *                   0                  0
Director
----------------------------------------------------------------------------------------------------------------
Michael Collins,                              0                   *                   0                  0
Secretary and Director
----------------------------------------------------------------------------------------------------------------
Innovative Marketing                 60,000,000               14.2%                   0                  0
2895 S. Federal Highway, Suite
B-1
Del Ray Beach, Florida  33483
----------------------------------------------------------------------------------------------------------------
Julius Investments                   30,150,500                7.1%                   0                  0
91 Cheyne Walk
London SW10ODQ
UK
----------------------------------------------------------------------------------------------------------------
Directors and executive             107,979,700 (2)           25.6%                 150                100%
officers as a group (4 persons)
----------------------------------------------------------------------------------------------------------------

+ The address of each person listed is 9595 Wilshire Blvd., Beverly Hills, CA 90212, unless otherwise indicated

(1) Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by that person (and only that person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership with respect to the number of shares of our Common Stock actually outstanding at May 11, 2007. As of May 11, 2007, we had 422,564,849 shares of Common
         Stock, no par value outstanding, and 150 shares of Series A-1 Preferred Stock, $.01 par value, outstanding.

(2) Includes 107,950,000 shares that may be acquired upon the exercise of fully vested options.

CHANGE IN CONTROL

None.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The  following   action  was  taken  by  written   consent  of  the   consenting
stockholders:

                                    ACTION 1
 AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES

The consenting stockholders have also adopted and approved an amendment to increase the number of the Company's authorized shares of Common Stock from Four Hundred Eighty Million (480,000,000) to Twenty Billion (20,000,000,000) shares (the "Authorized Share Amendment"). The Common Stock shall have no par value.

The Authorized Share Amendment will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of California. The text of the Authorized Share Amendment is attached to this Information Statement as EXHIBIT A to the resolutions approving the authorized share increase, which are attached to this Information Statement as EXHIBIT 1. Under Federal Securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

As of the record date, the authorized number of shares of the Company's Common Stock is 480,000,000, of which 422,564,849 shares are issued and outstanding. We believe that additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of Common Stock. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

We have no current plans to issue any of the additional authorized but unissued shares of Common Stock that will become available as a result of the filing of the Authorized Share Amendment.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement, the Company's stockholders should note that the availability of additional authorized and unissued shares of Common Stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of Common Stock owned by a significant stockholder and increase the number of voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by California law with respect to a merger or other business combination involving the Company.

                                    ACTION 2
                               REVERSE STOCK SPLIT

MATERIAL TERMS OF THE REVERSE SPLIT

The consenting stockholders have approved a resolution giving the Board of Directors discretionary authority to amend the Company's Certificate of Incorporation to effect a two-hundred-for-one (200:1) reverse stock split of the Common Stock of the Company (the "Reverse Split") at any time during the next twelve months or prior to the next annual meeting of stockholders, whichever occurs first. The Board had determined the split ratio based upon a review of the capital structure of the Company, including shares and convertible instruments outstanding, share price, general market conditions and the potential benefits from the Reverse Split.

The amendment will be referred to in this Information Statement as the "Reverse Split Amendment". The proposed "form" of the Reverse Split Amendment is attached to this Information Statement as EXHIBIT B to the resolutions approving the Reverse Split, which resolutions attached to this Information Statement as
EXHIBIT 1. The Reverse Split Amendment will become effective on the date it is filed with the Secretary of State of California, which date will be selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders. Under Federal Securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement The Board of Directors reserves the right to forego or postpone filing the Reverse Split Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If the Reverse Split is not effected by the Board of Directors on or before the next annual meeting of stockholders, the authority to file the Reverse Split Amendment and effect the Reverse Split will lapse.

If the Reverse Split is effected by the Board of Directors, the Board of Directors will fix a record date for determining the shares subject to the Reverse Split. As of the date of this Information Statement, the Board of Directors has not fixed a record date for the Reverse Split.

The consenting stockholders believe that the Reverse Split will be in the best interest of the Company and its stockholders because the Company believes the Reverse Split will maximize stockholder value. Management believes that the Reverse Split is in the Company's best interest in that it may increase the trading price of its Common Stock. An increase in the price of the Common Stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company's Common Stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company's Common Stock.

The effect of the 200:1 Reverse Split would be to reduce the total number of shares of the Company's Common Stock from 452,337,576 to approximately 2,261,688 issued and outstanding. However, the Reverse Split will effect all of the holders of the Company's Common Stock uniformly and will not affect any stockholder's percentage ownership interest in the Company, except for insignificant changes that will result from the rounding of fractional shares.

The Reverse split will not have an effect on Series A-1 Preferred Stock or the Voting Power for holders thereof. After the reverse split, the current holder of Series A-1 Preferred, Jacques Tizabi, an officer and director of the Company, will possess 87.7% of the Voting Shares of the Company and will be the controlling stockholder of the Company. As of May 11, 2007, Mr. Tizabi held 26.2% of the outstanding Voting Shares.

If the Reverse Split is effected, it will take place without any action on the part of the holders of all classes of the Company's Common Stock and without regard to current certificates representing shares of all classes of the
Company's Common Stock being physically surrendered for certificates representing the number of shares of all classes of the Company's Common Stock each stockholder is entitled to receive as a result of the Reverse Split. New certificates of the Company's Common Stock will not be issued.

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded to the next whole share.

We do not have any provisions in our Certificate of Incorporation, Bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders. There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder as a result of the Reverse Split; provided, however, any whole shares received in lieu of fractional shares may result in a taxable gain or loss. The aggregate tax basis of the shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the Reverse Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

The Reverse Split will take effect upon the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of California. Under Federal Securities Laws, the Company cannot file the amendment until at least 20 days after mailing this Information Statement to our stockholders.

                                    EXHIBIT 1

                       WRITTEN CONSENT OF THE SHAREHOLDERS
                                       OF
                         UNIVERSAL DETECTION CORPORATION
                            A CALIFORNIA CORPORATION

                  IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS


         The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, no par value per shares ("Common Stock") of Universal Detection Corporation, a California corporation (the "Corporation"), acting pursuant to the authority granted by Sections 603(a) of the General Corporation Law of the State of California, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of May 16, 2007:

       AMENDMENT OF THE CERTIFICATE OF INCORPORATION; REVERSE STOCK SPLIT; INCREASE IN AUTHORIZED SHARES; WRITTEN CONSENT OF THE SHAREHOLDERS
           APPROVING THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         WHEREAS, the Board of Directors of the Corporation (the "Board") has considered and unanimously approved that the Corporation effect a two-hundred-for-one reverse stock split of its shares of common stock, no par value, as the Board deems prudent and advisable, prior to the next Annual Meeting of Shareholders (the "Reverse Stock Split");

         WHEREAS, the Board has considered and unanimously approved that the Corporation increase the number of shares of Common Stock the Corporation is authorized to issue from Four Hundred Eighty Million (480,000,000) to Twenty Billion (20,000,000,000) (the "Share
         Increase");

         WHEREAS, the Board has considered and unanimously approved the proposed forms of Certificate of Amendment to the Articles of Incorporation substantially in the forms of that attached hereto as Exhibit I and
         Exhibit II; and

         WHEREAS, the Board has determined that the Reverse Stock Split, Share Increase and form of Amendments are advisable and in the best interests of the Corporation and its shareholders.

         NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Board is hereby given the discretionary authority, prior to the next Annual Meeting of Shareholders, if the Board deems it in the best interest of the shareholders, to amend the Corporation's Articles of Incorporation to effect the Reverse Stock Split;

         BE IT FURTHER VOTED BY THE UNDERSIGNED, that the Share Increase be and hereby is ratified, adopted and approved by the undersigned;

         BE IT FURTHER  VOTED BY THE  UNDERSIGNED,  that the form of  Amendments
         each  be  and  hereby  is   ratified,   adopted  and  approved  by  the
         undersigned; and

         BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Reverse Stock Split and Share Increase and to duly file the Amendments is the State of California, with any changes or modifications the officer of the Corporation may deem necessary or desirable.

         This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

         This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

         THIS WRITTEN CONSENT MAY BE REVOKED BY THE UNDERSIGNED AT ANY TIME PRIOR TO THE TIME UPON WHICH WRITTEN CONSENTS OF THE NUMBER OF SHARES REQUIRED TO AUTHORIZE THE ABOVE PROPOSED ACTIONS HAVE BEEN FILED WITH THE SECRETARY OF THE CORPORATION.

By:
  ------------------------------------------
Name:
      --------------------------------------
Common Stock Shareholder
Dated:
      --------------------------------------
Number of Shares Voted:
                        --------------------



                          CERTIFICATE OF VOTING CONTROL


I,_________________, the above executing Shareholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.



By:
  ------------------------------------------
Name:
      --------------------------------------
Common Stock Shareholder
Dated:
      --------------------------------------
Number of Shares Voted:
                        --------------------

EXHIBIT A


                           CERTIFICATE OF AMENDENT OF
                          ARTICLES OF INCORPORATION OF
                         UNIVERSAL DETECTION CORPORATION


Jacques Tizabi and Michael Collins certify that:

     1. They are the President and the Secretary, respectively, of UNIVERSAL DETECTION CORPORATION, a California corporation (the "Corporation").

     2. Article IV of the Articles of Incorporation of the Corporation are amended to read in its entirety as follow:

                                       "IV

                                     GENERAL

               This Corporation shall be authorized to issue a total of Twenty Billion Twenty Million (20,020,000,000) shares of all classes of stock. Of such total number of shares of stock, Twenty Billion
          (20,000,000,000) shares are authorized to be Common Stock, each of which shall have no par value ("Common Stock"), and Twenty Million (20,000,000) shares authorized to be Preferred Stock, each of which shares shall have a par value of $0.01 per shares ("Preferred Stock").

                                 PREFERRED STOCK

               Subject to the limitations prescribed by law, the Board of Directors is authorized to provide for the issuance of shares of the Preferred Stock authorized hereby in one or more series, and, by filing a certificate pursuant to the applicable law of the State of California, to establish from time to time the number of shares of each such series and the relative rights, preferences, powers, qualifications, limitations and restrictions thereof. With respect to any series of Preferred Stock that is established by the Board of Directors, the Board is authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series subsequent t the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

     3. The foregoing amendment to the Articles of Incorporation of the Corporation has been duly approved by the Corporation's Board of Directors.

     4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
          Section 902, California Corporations Code. The total number of outstanding common shares of the corporation on the record date was 422,565,849 and there are 150 outstanding shares of Series A-1 Preferred Stock of the corporation. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage voted required was more than 50%.



          DATE:________________________



                                                 ----------------------------
                                                 Jacques Tizabi, President



                                                 ----------------------------
                                                 Michael Collins, Secretary

EXHIBIT B

                           CERTIFICATE OF AMENDENT OF
                          ARTICLES OF INCORPORATION OF
                         UNIVERSAL DETECTION CORPORATION

Jacques Tizabi and Michael Collins certify that:

     1. They are the President and the Secretary, respectively, of UNIVERSAL DETECTION CORPORATION, a California corporation (the "Corporation").

     2. Article IV of the Articles of Incorporation of the Corporation is amended to read in its entirety as follow:

                                      "IV

                                     GENERAL

               This Corporation shall be authorized to issue a total of Twenty Billion Twenty Million (20,020,000,000) shares of all classes of stock. Of such total number of shares of stock, Twenty Billion
          (20,000,000,000) shares are authorized to be Common Stock, each of which shall have no par value ("Common Stock"), and Twenty Million (20,000,000) shares authorized to be Preferred Stock, each of which shares shall have a par value of $0.01 per shares ("Preferred Stock").

                                 PREFERRED STOCK

               Subject to the limitations prescribed by law, the Board of Directors is authorized to provide for the issuance of shares of the Preferred Stock authorized hereby in one or more series, and, by filing a certificate pursuant to the applicable law of the State of California, to establish from time to time the number of shares of each such series and the relative rights, preferences, powers, qualifications, limitations and restrictions thereof. With respect to any series of Preferred Stock that is established by the Board of Directors, the Board is authorized t increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series subsequent t the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                               REVERSE STOCK SPLIT

               Upon filing this Certificate of Amendment to the Articles of Incorporation of the Corporation (the "Split Effective Date"), each 200 shares of Common Stock, no par value per share, of the Corporation issued and outstanding or held as unissued immediately prior to the Split Effective Date (the "Old Common Stock") shall automatically without any action on part of the holder thereof, be reclassified and changed into one share of common stock, no par value per share, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the "New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. If any conversion of Old Common Stock hereunder would create a fractional share that is less than one-half of one percent of the total shares of Common Stock that Holder is entitled to receive, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be the nearest whole number of shares of Common Stock. If any such conversion would create a fractional share that is greater than one-half of one percent of the total shares of Common Stock that Holder is entitled to receive, then the Company shall pay that Holder in cash the fair value of the fractional share."

     3. The foregoing amendment to the Articles of Incorporation of the Corporation has been duly approved by the Corporation's Board of Directors.

     4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
          Section 902, California Corporations Code. The total number of outstanding common shares of the corporation on the record date was 422,565,849 and there are 150 outstanding shares of Series A-1 Preferred Stock of the corporation. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage voted required was more than 50%.


          DATE:________________________



                                                 ----------------------------
                                                 Jacques Tizabi, President



                                                 ----------------------------
                                                 Michael Collins, Secretary